EXHIBIT 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-8, Nos. 333-33006, 333-06327 and 333-48185) of Hub Group, Inc. of our
report dated February 19, 2003, with respect to the consolidated financial statements and schedule of Hub Group, Inc. included in this Annual Report on Form 10-K for the year ended December 31, 2002.

                                           /s/ Ernst & Young LLP

Chicago, Illinois
March 11, 2003